            AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON June 5, 1998
                                                  REGISTRATION NO. 333-_________

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ----------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933
                                   ----------
                              QUADRAMED CORPORATION
             (Exact name of registrant as specified in its charter)

               DELAWARE                                   68-0316252
     (State or other jurisdiction              (IRS Employer Identification No.)
   of incorporation or organization)

                  80 EAST SIR FRANCIS DRAKE BOULEVARD, STE. 2A
                           LARKSPUR, CALIFORNIA 94939
               (Address of principal executive offices) (Zip Code)
                                   ----------
          MEDICUS SYSTEMS CORPORATION 1994 DIRECTORS' STOCK OPTION PLAN
             MEDICUS SYSTEMS CORPORATION 1995 RCM STOCK OPTION PLAN
      MEDICUS SYSTEMS CORPORATION 1996 C.E.O. REPLACEMENT STOCK OPTION PLAN
    MEDICUS SYSTEMS CORPORATION 1996 C.E.O. SPECIAL STOCK OPTION CERTIFICATE MEDICUS SYSTEMS CORPORATION 1997 EMPLOYEE STOCK OPTION AND RESTRICTED STOCK PLAN
    MEDICUS SYSTEMS CORPORATION (1989/1991/1993/1993 PERFORMANCE, AND 1994)
               STOCK OPTION AND RESTRICTED STOCK PLAN, AS AMENDED
         MEDICUS SYSTEMS CORPORATION 1997 DIRECTORS' STOCK OPTION PLAN
                            (Full title of the Plans)
                                   ----------
                                 JAMES D. DURHAM
                             CHIEF EXECUTIVE OFFICER
                              QUADRAMED CORPORATION
                  80 EAST SIR FRANCIS DRAKE BOULEVARD, STE. 2A
                           LARKSPUR, CALIFORNIA 94939
                                 (415) 461-7725

          (Name and address, including zip code, and telephone number, including area code, of agent for service)

                                             CALCULATION OF REGISTRATION FEE
========================================================================================================================
                                                                          Proposed      Proposed
         Title of                                                         Maximum        Maximum
        Securities                                   Amount               Offering       Aggregate             Amount of
           to be                                     to be                 Price         Offering             Registration
        Registered                               Registered(1)          per Share(2)      Price                    Fee
        ----------                               -------------          ------------    ----------            ------------

Medicus Systems Corporation
1994 Directors' Stock Option Plan

Common Stock, $0.01 par value                     32,076 shares       $    23.733      $  761,259.71            $224.57

Medicus Systems Corporation
1995 RCM Stock Option Plan

Common Stock, $0.01 par value                     17,825 shares       $    19.70       $  351,152.50            $103.59

Medicus Systems Corporation
1996 C.E.O. Replacement Stock Option Plan

Common Stock, $0.01 par value                     142,598 shares      $    17.801      $2,538,387.00            $748.82

Medicus Systems Corporation
1996 C.E.O. Special Stock Option Certificate

Common Stock, $0.01 par value                     6,417 shares        $     5.62       $   36,063.54            $ 10.64



  Medicus Systems Corporation
  1997 Employee Stock Option
  and Restricted Stock Plan

  Common Stock, $0.01 par value                108,514 shares      $16.097        $1,746,749.86       $  515.29

  Medicus Systems Corporation
  (1989/1991/1993/1993 Performance,
  and 1994) Stock Option and
  Restricted Stock Plan, as Amended

  Common Stock, $0.01 par value                235,791 shares      $19.594        $4,620,088.85       $1,362.93

  Medicus Systems Corporation
  1997 Directors' Stock Option Plan

  Common Stock, $0.01 par value                 12,474 shares      $19.99         $  249,355.26       $   73.56

                                                                                     Aggregate Filing Fee:      $3,039.40
=========================================================================================================================

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the Medicus Systems Corporation 1994 Directors' Stock Option Plan, the Medicus Systems Corporation 1995 RCM Stock Option Plan, the Medicus Systems Corporation 1996 C.E.O. Replacement Stock Option Plan, the Medicus Systems Corporation 1996 C.E.O. Special Stock Option Certificate, the Medicus Systems Corporation 1997 Employee Stock Option and Restricted Stock Plan, the Medicus Systems Corporation (1989/1991/1993/1993 Performance and 1994) Stock Option and Restricted Stock Plan, as Amended, and the Medicus Systems Corporation 1997 Directors' Stock Option Plan (together the "Medicus Plans") by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the Registrant's receipt of consideration which results in an increase in the number of the outstanding shares of Registrant's Common Stock.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the weighted average exercise price of the outstanding options.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  Incorporation of Documents by Reference

        QuadraMed Corporation (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "SEC"):

        (a) The Registrant's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1997, filed with the SEC on April 20, 1998;

        (b) The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1998, filed with the SEC on May 14, 1998; and

        (c) The Registrant's Registration Statement No. 00-021031 on Form 8-A filed with the SEC on July 17, 1996 pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), in which there is described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

        All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.


Item 4.  Description of Securities

Not Applicable.


Item 5. Interests of Named Experts and Counsel

Not Applicable.


Item 6.  Indemnification of Directors and Officers

The Registrant's Certificate of Incorporation provides that its directors will not be liable to the Registrant or its stockholders for monetary damages for breaches of fiduciary duty to the fullest extent permitted by Delaware law. This provision is intended to allow the Registrant's directors the benefit of Delaware General Corporation Law, which provides that directors of Delaware corporations may be relieved of monetary liability for breaches of their fiduciary duty of care except under certain circumstances, including breach of the duty of loyalty, acts or omissions not in good faith or involving intentional misconduct or known violation of law, or any transaction from which the director derived an improper personal benefit.

The Registrant has entered into separate indemnification agreements with each of the directors and executive officers whereby the Registrant has agreed, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors or executive officers and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Item 7.  Exemption from Registration Claimed

Not Applicable.


Item 8.  Exhibits

      Number      Exhibit
      ------      -------

     4            Instruments Defining Rights of Stockholders. Reference is made to Registrant's Registration
                  Statement No. 00-021031 on Form 8-A which is incorporated herein by reference pursuant to
                  Item 3(c).

     5            Opinion and consent of Brobeck, Phleger & Harrison LLP.

    23.1          Consent of Arthur Andersen LLP, Independent Public Accountants.

    23.2          Consent of Deloitte & Touche LLP, Independent Public Accountants.

    23.3          Consent of Brobeck, Phleger & Harrison LLP is contained in Exhibit 5.

    24.0          Power of Attorney.  Reference is made to page II-4 of this Registration Statement.

    99.1          Medicus Systems Corporation 1994 Directors' Stock Option Plan.

    99.2          Medicus Systems Corporation 1995 RCM Stock Option Plan.

    99.3          Medicus Systems Corporation 1996 C.E.O. Replacement Stock Option Plan.

    99.4          Medicus Systems Corporation 1996 C.E.O. Special Stock Option Certificate.

    99.5          Medicus Systems Corporation 1997 Employee Stock Option and Restricted Stock Plan.

    99.6          Medicus Systems Corporation (1989/1991/1993/1993 Performance, and 1994) Stock Option and
                  Restricted Stock Plan, as Amended.

    99.7          Form of Stock Option Certificate -- 1989 Stock Option Plan (4-Year Vest).

    99.8          Form of Stock Option Certificate -- 1989 Stock Option Plan (9-Year Vest).

    99.9          Form of Stock Option Certificate -- 1991 Stock Option Plan.

    99.10         Form of Replacement Stock Option Certificate -- 1991 Stock Option Plan.

    99.11         Form of Stock Option Certificate -- 1993 Stock Option Plan.

    99.12         Form of Replacement Stock Option Certificate -- 1993 Stock Option Plan.

    99.13         Form of Stock Option Certificate -- 1993 Performance Stock Option Plan.

    99.14         Form of Replacement Stock Option Certificate -- 1993 Performance Stock Option Plan.

    99.15         Form of Stock Option Certificate -- 1994 Stock Option Plan (4-Year Vest).

    99.16         Form of Stock Option Certificate -- 1994 Stock Option Plan (9-Year Vest).

    99.17         Form of Replacement Stock Option Certificate -- 1994 Stock Option Plan (4-Year Vest).

    99.18         Form of Replacement Stock Option Certificate -- 1994 Stock Option Plan (9-Year Vest).

    99.19         Form of Stock Option Certificate -- 1996 C.E.O. Replacement Stock Option Plan.

    99.20         Form of Stock Option Certificate -- 1997 Employee Stock Option and Restricred Stock Plan (4-Year Vest).

    99.21         Form of Stock Option Certificate -- 1997 Employee Stock Option  and Restricted Stock Plan (9-Year Vest).

    99.22         Medicus Systems Corporation 1997 Directors' Stock Option Plan.

    99.23         Form of Memo Confirming Stock Option Assumption by QuadraMed.

Item 9.  Undertakings

    A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "1933 Act"), (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses
(1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and
(3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Medicus Plans.


                                      II-2.

    B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers, or controlling persons of the Registrant pursuant to the indemnification provisions in Item 6, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                     II-3.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Larkspur, State of California on this 18th day of May, 1998.

                                            QUADRAMED CORPORATION


                                            By: /s/James D. Durham
                                                -------------------------------
                                                James D. Durham
                                                Chairman of the Board, President
                                                and Chief Executive Officer


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

               That the undersigned officers and directors of QuadraMed Corporation, a Delaware corporation, do hereby constitute and appoint James D. Durham and John V. Cracchiolo and each of them, the lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms that all said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

               IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

               Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                           Title                               Date
---------                           -----                               ----

/s/James D. Durham            Chairman of the Board,                  May 18, 1998
------------------------      President and Chief Executive Officer
James D. Durham               (Principal Executive Officer)



                                      II-4.



Signature                           Title                               Date
---------                           -----                               ----

/s/John V. Cracchiolo          Executive Vice President,            May 18, 1998
---------------------------    Chief Financial Officer and
John V. Cracchiolo             Secretary (Principal Financial
                               and Accounting Officer)


/s/Bernie J. Murphy            Vice President, Finance and         May 18, 1998
---------------------------    Chief Accounting Officer
Bernie J. Murphy               (Principal Accounting Officer)



/s/John H. Austin, M.D.        Director                             May 18, 1998
---------------------------
John H. Austin, M.D.



/s/Albert L. Greene            Director                             May 18, 1998
---------------------------
Albert L. Greene



/s/Kenneth E. Jones            Director                             May 18, 1998
---------------------------
Kenneth E. Jones



/s/Thomas F. McNulty           Director                             May 18, 1998
---------------------------
Thomas F. McNulty



/s/Joan P. Neuscheler          Director                             May 18, 1998
---------------------------
Joan P. Neuscheler



/s/Cornelius T. Ryan           Director                             May 18, 1998
---------------------------
Cornelius T. Ryan

                                      II-5.

                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.



                                    EXHIBITS

                                       TO

                                    FORM S-8

                                      UNDER

                             SECURITIES ACT OF 1933



                              QUADRAMED CORPORATION

                                  EXHIBIT INDEX


      Number      Exhibit
      ------      -------

     4            Instruments Defining Rights of Stockholders. Reference is made to Registrant's Registration
                  Statement No. 00-021031 on Form 8-A which is incorporated herein by reference pursuant to
                  Item 3(c).

     5            Opinion and consent of Brobeck, Phleger & Harrison LLP.

    23.1          Consent of Arthur Andersen LLP, Independent Public Accountants.

    23.2          Consent of Deloitte & Touche LLP, Independent Public Accountants.

    23.3          Consent of Brobeck, Phleger & Harrison LLP is contained in Exhibit 5.

    24.0          Power of Attorney.  Reference is made to page II-4 of this Registration Statement.

    99.1          Medicus Systems Corporation 1994 Directors' Stock Option Plan.

    99.2          Medicus Systems Corporation 1995 RCM Stock Option Plan.

    99.3          Medicus Systems Corporation 1996 C.E.O. Replacement Stock Option Plan.

    99.4          Medicus Systems Corporation 1996 C.E.O. Special Stock Option Certificate.

    99.5          Medicus Systems Corporation 1997 Employee Stock Option and Restricted Stock Plan.

    99.6          Medicus Systems Corporation (1989/1991/1993/1993 Performance, and 1994) Stock Option and
                  Restricted Stock Plan, as Amended.

    99.7          Form of Stock Option Certificate -- 1989 Stock Option Plan (4-Year Vest).

    99.8          Form of Stock Option Certificate -- 1989 Stock Option Plan (9-Year Vest).

    99.9          Form of Stock Option Certificate -- 1991 Stock Option Plan.

    99.10         Form of Replacement Stock Option Certificate -- 1991 Stock Option Plan.

    99.11         Form of Stock Option Certificate -- 1993 Stock Option Plan.

    99.12         Form of Replacement Stock Option Certificate -- 1993 Stock Option Plan.

    99.13         Form of Stock Option Certificate -- 1993 Performance Stock Option Plan.

    99.14         Form of Replacement Stock Option Certificate -- 1993 Performance Stock Option Plan.

    99.15         Form of Stock Option Certificate -- 1994 Stock Option Plan (4-Year Vest).

    99.16         Form of Stock Option Certificate -- 1994 Stock Option Plan (9-Year Vest).

    99.17         Form of Replacement Stock Option Certificate -- 1994 Stock Option Plan (4-Year Vest).

    99.18         Form of Replacement Stock Option Certificate -- 1994 Stock Option Plan (9-Year Vest).

    99.19         Form of Stock Option Certificate -- 1996 C.E.O. Replacement Stock Option Plan.

    99.20         Form of Stock Option Certificate -- 1997 Employee Stock Option and Restricted Stock Plan (4-Year Vest).

    99.21         Form of Stock Option Certificate -- 1997 Employee Stock Option and Restricted Stock Plan (9-Year Vest).

    99.22         Medicus Systems Corporation 1997 Directors' Stock Option Plan.

    99.23         Form of Memo Confirming Stock Option Assumption by QuadraMed.